EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ Robert J. Allison, Jr.
Robert J. Allison, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ Robert A. Day
Robert A. Day

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ Gerald J. Ford
Gerald J. Ford

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ H. Devon Graham, Jr.
H. Devon Graham, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ Charles C. Krulak
Charles C. Krulak

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ Bobby Lee Lackey
Bobby Lee Lackey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ Jon C. Madonna
Jon C. Madonna

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ Dustan E. McCoy
Dustan E. McCoy

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ B. M. Rankin, Jr.
B. M. Rankin, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ Stephen H. Siegele
Stephen H. Siegele

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ James R. Moffett
James R. Moffett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Gulf Coast Ultra Deep Royalty Trust and Freeport-McMoRan Copper & Gold Inc. (the “Company”) relating to the registration of royalty trust units of the Gulf Coast Ultra Deep Royalty Trust to be issued upon completion of the Company’s acquisition of McMoRan Exploration Co., a Delaware corporation, and any and all amendments (including any pre- or post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 11, 2013.

/s/ Kathleen L. Quirk
Kathleen L. Quirk